Exhibit 99.1

CMS Energy Prices Upsized Offering of $850 Million of 3.125% Convertible Senior Notes Due 2031

JACKSON, Mich., November 4, 2025–CMS Energy Corporation (“CMS Energy”) (NYSE: CMS) announced the pricing of its offering of $850 million aggregate principal amount of its 3.125% convertible senior notes due 2031 (the “convertible notes”) in a private placement under the Securities Act of 1933, as amended (the “Securities Act”). CMS Energy also granted to the initial purchasers of the convertible notes an option to purchase, within a 13-day period from, and including, the date on which the convertible notes are first issued, up to an additional $150 million aggregate principal amount of the convertible notes. The sale of the convertible notes is expected to close on November 6, 2025, subject to customary closing conditions. The offering was upsized from the previously announced offering of $750 million aggregate principal amount of convertible notes.

CMS Energy expects that the net proceeds from the convertible notes will be approximately $839.3 million (or approximately $987.7 million if the initial purchasers exercise their option to purchase additional convertible notes in full), after deducting the initial purchasers’ discounts and commissions and estimated offering expenses payable by CMS Energy. CMS Energy intends to use the net proceeds from the offering of the convertible notes to retire CMS Energy’s 3.60% Senior Notes due 2025, which will mature on November 15, 2025, and which have an aggregate principal amount outstanding of $250 million as of the date hereof, and to use the remainder of the proceeds for general corporate purposes.

The convertible notes will be senior, unsecured obligations of CMS Energy, and will mature on May 1, 2031, unless earlier converted, redeemed or repurchased in accordance with their terms. The convertible notes will bear interest at a fixed rate of 3.125% per year, payable semiannually in arrears on May 1 and November 1 of each year, beginning on May 1, 2026.

Prior to the close of business on the business day immediately preceding February 1, 2031, the convertible notes will be convertible at the option of the holders only under certain conditions.

On or after February 1, 2031, until the close of business on the second scheduled trading day immediately preceding the maturity date, holders of the convertible notes may convert all or any portion of their convertible notes at their option at any time at the conversion rate then in effect, irrespective of these conditions. CMS Energy will settle conversions of the convertible notes by paying cash up to the aggregate principal amount of the convertible notes to be converted and paying or delivering, as the case may be, cash, shares of its common stock, $0.01 par value per share, or a combination of cash and shares of its common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the convertible notes being converted.

The conversion rate for the convertible notes will initially be 11.0360 shares of common stock per $1,000 principal amount of convertible notes (equivalent to an initial conversion price of approximately $90.61 per share of common stock). The initial conversion price of the convertible notes represents a premium of approximately 25% over the last reported sale price of CMS Energy’s common stock on the New York Stock Exchange on November 3, 2025. The conversion rate and the corresponding conversion price will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest.

If CMS Energy undergoes a fundamental change (as defined in the indenture that will govern the convertible notes), subject to certain conditions, holders of the convertible notes may require CMS Energy to repurchase for cash all or any portion of their convertible notes at a repurchase price equal to 100% of the principal amount of the convertible notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date (as defined in the indenture that will govern the convertible notes). In addition, if certain fundamental changes occur, CMS Energy may be required, in certain circumstances, to increase the conversion rate for any convertible notes converted in connection with such fundamental changes by a specified number of shares of its common stock.

CMS Energy may not redeem the convertible notes prior to May 7, 2029. On or after May 7, 2029, CMS Energy may redeem for cash all or any portion (subject to certain limitations on partial redemptions) of the convertible notes if the last reported sale price of CMS Energy's common stock has been at least 130% of the conversion price then in effect for at least 20 trading days during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which CMS Energy provides notice of redemption. The redemption price for the convertible notes will equal the principal amount of the convertible notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The offering is being made to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Any offers of the convertible notes will be made only by means of a private offering memorandum. None of the convertible notes or any shares of the common stock issuable upon conversion of the convertible notes have been or are expected to be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This news release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

CMS Energy (NYSE: CMS) is a Michigan-based energy company featuring Consumers Energy Company, an electric and gas utility (“Consumers”), as its primary business. It also owns and operates independent power generation businesses.

Forward-Looking Information

This news release includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipates,” “assumes,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goals,” “guidance,” “intends,” “may,” “might,” “objectives,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will,” and other similar words. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to: the impact and effect of recent events, such as worsening trade relations, geopolitical tensions, war, acts of terrorism, and the responses to these events, and related economic disruptions including, but not limited to, inflation, energy price volatility, tariffs, and supply chain disruptions; the impact of new or modified regulation by the Michigan Public Service Commission (“MPSC”), the Federal Energy Regulatory Commission (“FERC”), and other applicable governmental proceedings and regulations, including any associated impact on electric or gas rates or rate structures; potentially adverse regulatory treatment, effects of a failure to receive timely regulatory orders that are or could come before the MPSC, FERC, or other governmental authorities, or effects of a government shutdown; changes in the performance of or regulations applicable to Midcontinent Independent System Operator, Inc., Michigan Electric Transmission Company, LLC (a non-affiliated company), pipelines, railroads, vessels, or other service providers that CMS Energy, Consumers, or any of their affiliates rely on to serve their customers; federal or executive actions, the adoption of or challenges to federal or state laws or regulations or changes in applicable laws, rules, regulations, principles, or practices, or in their interpretation, such as those related to energy policy, Retail Open Access, which allows electric generation customers to choose alternative electric suppliers pursuant to Michigan’s Public Acts 141 and 142 of 2000, as amended, the Public Utility Regulatory Policies Act of 1978, infrastructure integrity or security, cybersecurity, gas pipeline safety, gas pipeline capacity, energy waste reduction, the financial compensation mechanism, the environment, regulation or deregulation, reliability, health care reforms, taxes, tax credits, accounting matters, tariffs, climate change, air emissions, renewable energy, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and other business issues that could have an impact on CMS Energy’s, Consumers’, or any of their affiliates’ businesses or financial results; factors affecting, disrupting, interrupting, or otherwise impacting CMS Energy’s or Consumers’ facilities, utility infrastructure, operations, or backup systems, such as costs and availability of personnel, equipment, and materials; weather and climate, including catastrophic weather-related damage and extreme temperatures; natural disasters; fires; smoke; scheduled or unscheduled equipment outages; maintenance or repairs; contractor performance; environmental incidents; failures of equipment or materials; electric transmission and distribution or gas pipeline system constraints; interconnection requirements; political and social unrest; general strikes; the government and/or paramilitary response to political or social events; changes in trade policies, regulations or tariffs; accidents; explosions; physical disasters; global pandemics; cyber incidents; physical or cyber attacks; vandalism; war or terrorism; and the ability to obtain or maintain insurance coverage for these events; the ability of CMS Energy and Consumers to execute cost-reduction strategies and/or convert economic development opportunities; potentially adverse regulatory or legal interpretations or decisions regarding environmental matters, or delayed regulatory treatment or permitting decisions that are or could come before agencies such as the Michigan Department of Environment, Great Lakes, and Energy, the U.S. Environmental Protection Agency, FERC, and/or the U.S. Army Corps of Engineers, and potential environmental remediation costs associated with these interpretations or decisions, including those that may affect Consumers’ coal ash management or routine maintenance, repair, and replacement classification under New Source Review, a construction-permitting program under the Federal Clean Air Act of 1963, as amended; changes in energy markets, including availability, price, and seasonality of electric capacity and energy and the timing and extent of changes in commodity prices and availability and deliverability of coal, natural gas, natural gas liquids, electricity, oil, gasoline, diesel fuel, and certain related products; the price of CMS Energy’s common stock, the credit ratings of CMS Energy and Consumers, capital and financial market conditions, and the effect of these market conditions on CMS Energy’s and Consumers’ interest costs and access to the capital markets, including availability of financing to CMS Energy, Consumers, or any of their affiliates; the ability of CMS Energy and Consumers to execute their financing strategies; the investment performance of the assets of CMS Energy’s and Consumers’ pension and benefit plans, the discount rates, mortality assumptions, and future medical costs used in calculating the plans’ obligations, and the resulting impact on future funding requirements; the impact of the economy, particularly in Michigan, and potential future volatility in the financial and credit markets on CMS Energy’s, Consumers’, or any of their affiliates’ revenues, ability to collect accounts receivable from customers, or cost and availability of capital; changes in the economic and financial viability of CMS Energy’s and Consumers’ suppliers, customers, and other counterparties and the continued ability of these third parties, including those in bankruptcy, to meet their obligations to CMS Energy and Consumers; population changes in the geographic areas where CMS Energy and Consumers conduct business; national, regional, and local economic, competitive, and regulatory policies, conditions, and developments; loss of customer demand for electric generation supply to alternative electric suppliers, the creation of municipal utilities, increased use of self-generation including distributed generation, energy waste reduction, or energy storage; loss of customer demand for natural gas due to alternative technologies or fuels or electrification; the ability of Consumers to meet increased renewable energy demand due to customers seeking to meet their own sustainability goals in a timely and cost-efficient manner; the reputational or other impact on CMS Energy and Consumers of the failure to meet the renewable or clean energy standards required by Michigan’s Public Acts 229, 230, 231, 233, 234, and 235 of 2023 or to achieve or make timely progress on their greenhouse gas reduction goals related to reducing their impact on climate change; adverse consequences of employee, director, or third-party fraud or non-compliance with codes of conduct or with laws or regulations; federal regulation of electric sales, including periodic re-examination by federal regulators of CMS Energy’s and Consumers’ market-based sales authorizations; any event, change, development, occurrence, or circumstance that could impact the implementation of Consumers’ Clean Energy Plan, including any action by a regulatory authority or other third party to prohibit, delay, or impair the implementation of Consumers’ Clean Energy Plan; the ability to meet increases in electric demand associated with data centers, or alternatively, the risk that anticipated demand growth from data center expansion may not materialize as expected; the availability, cost, coverage, and terms of insurance, the stability of insurance providers, and the ability of Consumers to recover the costs of any insurance from customers; the effectiveness of CMS Energy’s and Consumers’ risk management policies, procedures, and strategies, including strategies to hedge risk related to interest rates and future prices of electricity, natural gas, and other energy-related commodities; factors affecting development of electric generation projects, gas transmission, and gas and electric distribution infrastructure replacement, conversion, and expansion projects, including factors related to project site identification, construction material availability, quality, and pricing, tariffs, embargoes on equipment, supply chain disruptions, schedule delays, interconnection delays, availability of qualified construction personnel, permitting, acquisition of property rights, community opposition, environmental regulations, performance of contractors and counterparties, and government actions; changes or disruption in fuel supply, including but not limited to supplier bankruptcy and delivery disruptions; potential costs, lost revenues, reputational harm, or other consequences resulting from misappropriation of assets or sensitive information, corruption of data, or operational disruption in connection with a cyberattack or other cyber incident; potential disruption to, interruption or failure of, or other impacts on information technology backup or disaster recovery systems; technological developments in energy production, storage, delivery, usage, and metering; the ability to implement and integrate technology successfully, including artificial intelligence; the impact of CMS Energy’s and Consumers’ integrated business software system and its effects on their operations, including utility customer billing and collections; adverse consequences resulting from any past, present, or future assertion of indemnity or warranty claims associated with assets and businesses previously owned by CMS Energy or Consumers, including claims resulting from attempts by foreign or domestic governments to assess taxes on or to impose environmental liability associated with past operations or transactions; the outcome, cost, and other effects of any legal or administrative claims, proceedings, investigations, or settlements; the reputational impact on CMS Energy and Consumers of operational incidents, violations of corporate policies, regulatory violations, inappropriate use of social media, and other events; restrictions imposed by various financing arrangements and regulatory requirements on the ability of Consumers and other subsidiaries of CMS Energy to transfer funds to CMS Energy in the form of cash dividends, loans, or advances; earnings volatility resulting from the application of fair value accounting to certain energy commodity contracts or interest rate contracts; changes in financial or regulatory accounting principles or policies or interpretation of principles or policies; and other matters that may be disclosed from time to time in CMS Energy’s and Consumers’ SEC filings, or in other public documents.

Additional risks and uncertainties are identified and discussed in CMS Energy’s and Consumers’ reports filed with the SEC and are available at the SEC’s website. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements included or incorporated by reference in this news release might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and CMS Energy expressly disclaims an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.